1 Investor Presentation: Driving Shareholder Value June 2017 NASDAQ: ORRF Thomas R. Quinn, Jr. President & CEO David P. Boyle EVP / Chief Financial Officer

2 WWW.ORRSTOWN.COM Forward-Looking Statements Certain statements we make today may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including, without limitation, our ability to integrate additional teams across all business lines as we continue our expansion into Dauphin, Lancaster and Berks counties and fill a void created in the community banking space from the disruption caused by the acquisition of several competitors, and our belief that we are positioned to create additional long-term shareholder value from these expansion initiatives. Actual results and trends could differ materially from those set forth in such statements and there can be no assurances that we will be able to continue to successfully execute on our strategic expansion east into Dauphin, Lancaster and Berks counties, take advantage of market disruption, and experience sustained growth in loans and deposits. Factors that could cause actual results to differ from those expressed or implied by the forward looking statements include, but are not limited to, the following: ineffectiveness of the Company's business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; changes in laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; the integration of the Company's strategic acquisitions; and other risks and uncertainties listed from time to time in our SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, "Risk Factors," of our Annual Report on Form 10-K for the year ended December 31, 2016. We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The statements we make today are valid only as of today’s date and we disclaim any obligation to update this information.

3 WWW.ORRSTOWN.COM Corporate Profile • $1.4 billion community bank based in south- central Pennsylvania • Seasoned commercial lending, trust & wealth management, and mortgage lending disciplines with 26 retail locations in seven contiguous counties • Company has entered phase 3 of transition: 1. Credit turnaround story 2. Investment in future (infrastructure, technology, risk management) 3. Solid growth in attractive markets affected by market disruption • Strong management team and “employer of choice”

4 WWW.ORRSTOWN.COM Corporate Profile Financial Summary and Highlights (3/31/17) Total Assets $1.45 billion Total Gross Loans $901 million Total Deposits $1.18 billion Loans / Deposits 76% NPAs / Total Assets 0.51% Common Shareholders’ Equity $137.5 million Net Interest Margin 3.35% Total Assets Under Management $1.26 billion Listed on Russell 2000 Market Cap of $183 million* 29% year-over-year stock appreciation Increasing liquidity in stock 2015 2016 (average daily volume)** 6,973 16,679 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 *at 4/27/17 **Source: NASDAQ volume average for respective years

Experienced Leadership Team

	Name/Title	Experience	Joined ORRF	Disciplines	Prior Experience
	**Thomas R. Quinn, Jr.** *President & CEO*	27 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
	**David P. Boyle** *EVP/Chief Financial Officer*	26 years	2012	Finance | Treasury | Strategy | Executive	PNC/Natl. City, Wayne Bancorp
	**Barbara E. Brobst** *EVP/Chief Human Resources Officer*	35 years	1997	HR | Training | Trust | Executive	Financial Trust
	**Robert G. Coradi** *EVP/Chief Risk Officer*	29 years	2012	Credit | Operations | Executive	Susquehanna
	**Philip E. Fague** *EVP/Trust and Wealth Management*	29 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
	**Jeffrey S. Gayman** EVP/Market President	21 years	1996	Lending | Retail | Executive	Orrstown Bank
	**David T. Hornberger** EVP/Market President	31 years	2016	Lending | Executive	Susquehanna, Graystone/Tower
	**Adam L. Metz** *EVP/Chief Lending Officer*	22 years	2016	Lending | Executive	Metro, M&T
	**Benjamin W. Wallace, J.D.** *EVP/Operations & Technology*	14 years	2013	Technology | Legal | Operations | Executive	JPM/Chase

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6 WWW.ORRSTOWN.COM Mission Statement & Core Values MISSION STATEMENT: Our engaged employees deliver comprehensive, responsible financial solutions to our customers, and support the communities we serve, which results in company growth and profit. CORE VALUES: • We communicate with openness and respect. We encourage professional debate. We respond quickly and without delay to internal and external customers. We do not tolerate negativity or gossip in the workplace. • Our best assets are our people. We value the contributions and development of all of our employees. Every employee contributes to our collective success. We are respectful of each employee’s talents, perspectives, efforts and skills. We encourage and embrace diversity. • We act with integrity and professionalism at all times. We keep our promises to our customers and colleagues. We are expected to do the right thing in every encounter, every time. In those cases when we make a mistake, we admit it, correct it, learn from it and move forward. We take responsibility for our actions and share what we’ve learned with others. • We strive to generate superior returns to our shareholders through achieving strategic goals while effectively managing risk. We establish well-defined strategic plans, set clear goals and think systematically about the long-term implications of our decisions. We operate with efficiency and without waste. • We strive to strengthen our communities through our involvement and contributions. • We strive for excellence, are innovative, and know we must always be in a state of growth and change, adapting to the evolving marketplace. We are committed to the never-ending improvement of our knowledge, processes, systems and technology. • We want to be the employer of choice for professionals who are fully engaged in the pursuit of excellence.

7 WWW.ORRSTOWN.COM Three Phase Transition: 1. Credit Turnaround> 2. Building for Future> 3. Growth Company 2012 2013 2014 2015 2016 2017 March 2012 Enforcement action June 2012 Loan sale (65 - $28.6MM*) December 2012 Loan sale (172 - $45.6MM*) July 2012-February 2013 Key executives join Bank January 2013-December 2014 Building infrastructure for $3-$5 billion bank through investments in enterprise risk management, credit administration, technology, process and procedure May 2015 Quarterly dividend restored April 2015 Enforcement action terminated December 31, 2013 Return to full year profitability 2015-2016 Key hires of high performing customer-facing talent June 2015- December 2016 Significant infrastructure build out in key markets to east 2017>>> Continue to leverage market disruption via talent acquisition and geographic expansion *Carrying value of assets

8 WWW.ORRSTOWN.COM Looking Back: Key Milestones *At 4/30/2017 ** Assets under management at 3/31/17 • May 2015: Quarterly dividend restored • June 2015: Opened first Lancaster County branch* • $132.2 million net loans • $43.6 million in deposits • May 2016: Opened LPO in Lancaster County • Base of operations for region for commercial lending, OFA, mortgage lending • Lancaster market has funded $143.8 million in commercial loans in less than two years • July 2016: Opened LPO in Berks County • Three person OFA team has generated $37.7 million in AUM** • Exceeded initial forecasts

9 WWW.ORRSTOWN.COM Looking Back: Key Milestones (1) FDIC June 2016 and system generated April 30, 2017 (2) Core system loan data July 31, 2016 and April 30, 2017 (3) Branch opened April 17, 2017, deposit data as of May 8, 2017 • August 2016: Relocated Camp Hill Regional Office • Hub office for all business lines • Superior location • Total Deposits grew from $31.0 million to $49.9 million(1) • Total Loans grew from $50.4 million to $62.3 million(2) • October 2016: Opened Harrisburg Regional Office (Swatara Township) • Houses regional lending teams and fee based business lines • Full service retail branch • March 2017: Closed two underperforming branches • April 2017: Opened second branch in Lancaster County • $10.74 million in deposits; 74 new accounts in first three weeks(3) • April 2017: Declared dividend of $0.10/share • 43% increase since dividend restored in May 2015

10 WWW.ORRSTOWN.COM 1,802 businesses(1) $11.1 billion in deposits(2) 6,789 businesses(1) $40.6 billion in deposits(2) Geographic Expansion in Favorable Markets (1) Dun & Bradstreet-Businesses with annual sales between $1-$50 million, April 2017; (2) FDIC, June 2016 * Includes full service branches, LPOs, and Wheatland Advisors, Inc.; ** Approved full service branches to begin construction in 2017-2018 1 1 4 9 6 4 # # Legend Current Locations* Proposed New Locations** # #

11 WWW.ORRSTOWN.COM 2016-2019 Execution of Strategic Plan: Drive Shareholder Value • Continue core earnings improvement • Balance sheet leverage • Strategic growth of fee-based businesses • Expense control • Disciplined enterprise risk management • Consideration of strategic bank and non-bank acquisitions • Organic expansion to the East • Technology leader in community bank space

12 WWW.ORRSTOWN.COM 2016 -2019: Strategic Investments in Customer-Facing Talent 2016 Hires • Commercial Lending 9 new business bankers • Orrstown Financial Advisors 4 new sales representatives • Registered Investment Advisor Acquisition of Wheatland Advisors, Inc. • Mortgage Lending 4 new mortgage lenders • Cash Management 4 member team* We are establishing Orrstown Bank as the employer of choice in the region *Joined November 2015

13 WWW.ORRSTOWN.COM Early Look – 2016 to 2019 2016 + Q1 2017 Results • Continued strength in core markets • Successful entrance into new markets • Favor quality relationships vs. “deal flow” • Focus on operating businesses with core deposits • Cash management team execution • Relationship banking strategy is working • New teams began to make impact in second half of 2016 • Loan and deposit growth exceeded expectations 800,000 820,000 840,000 860,000 880,000 900,000 920,000 13.0% 2016 GROWTH Q2 2016 Q1 2016 Q3 2016 Q4 2016 Q1 2017 TOTAL LOANS ($000s) 1,040,000 1,060,000 1,080,000 1,100,000 1,120,000 1,140,000 1,160,000 1,180,000 1,200,000 11.7% 2016 GROWTH Q2 2016 Q1 2016 Q3 2016 Q4 2016 Q1 2017 TOTAL DEPOSITS ($000s)

Early Look – 2016 to 2019

2016 Results: Focus on noninterest income ($ in 000s):	2015	2016	Change
Orrstown Financial Advisors(1)	$6,623	$7,024	+6.1%
Mortgage Banking Activities	$2,747	$3,412	+24.2%
Service Charges on Deposit Accounts	$5,226	$5,445	+4.2%
Total noninterest income before securities gains	$17,254	$18,319	+6.2%

- Optimizing and monetizing digital channels : 83.1 million millennials in the U.S., more than ¼ of the total population and the largest group in the work force*
- Digital consumer loan growth: 69 new customers and $7.6 million in new loans funded; complete sales cycle entirely online**
- Digital consumer deposit growth: 118 new customers and 308 new accounts
- State-of-the-art mobile banking applications
- E-bank established as standalone profit center

(1) Comprised of trust and investment management income and brokerage income; Wheatland Advisors acquisition had nominal impact as the acquisition occurred in December 2016; *Census Bureau; Millennials defined as born between 1982 and 2000, currently ages 17-35. Surpassed Baby Boomers as largest group in US workforce in 2015; **includes mortgages and consumer loans

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15 WWW.ORRSTOWN.COM Year Ended ($ in 000s) 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 % Change (2015-2016) Total Assets $1,444,097 $1,232,668 $1,177,812 $1,190,443 $1,292,816 $1,414,504 9.4% Total Loans $965,440 $703,739 $671,037 $704,946 $781,713 $883,391 13.0% Total Deposits $1,216,902 $1,085,039 $1,000,390 $949,704 $1,032,167 $1,152,452 11.7% Total Shareholders' Equity $128,197 $87,694 $91,439 $127,265 $133,061 $134,859 1.4% Assets Under Management $947,273 $992,378 $1,085,216 $1,017,013 $966,362 $1,174,143 21.5% Summary of Operations Net Interest Income $49,607 $37,888 $32,087 $34,024 $34,334 $36,545 6.4% Noninterest Income $26,620 $23,262 $17,808 $18,854 $19,178 $19,739 2.9% Total Noninterest Expense $60,479 $43,349 $43,247 $43,768 $44,607 $48,140 7.9% Net Income ($31,964) ($38,454) $10,004 $29,142 $7,874 $6,628 ROAA (%) (2.11) (2.84) 0.84 2.48 0.64 0.50 ROAE (%) (20.33) (35.22) 11.30 28.78 5.99 4.80 Asset Quality Ratios NPAs/ Assets (%) 5.95 1.61 1.73 1.29 1.34 0.52 LLR/ Gross Loans (%) 4.53 3.29 3.12 2.09 1.74 1.45 Financial Recap: Year-Over-Year Results

16 WWW.ORRSTOWN.COM Financial Recap: Year-Over-Year Results $1,444,097 $1,232,668 $1,177,812 $1,190,443 $1,292,816 $1,414,504 $965,440 $703,739 $671,037 $704,946 $781,713 $883,391 $1,216,902 $1,085,039 $1,000,390 $949,704 $1,032,167 $1,152,452 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Total Assets Total Loans Total Deposits 2011 2012 2013 2014 2015 2016

17 WWW.ORRSTOWN.COM Phase 3-Growth Company (5 quarter view) Selected Financial Data 2016 2017 (Dollars in 000s) Q1 Q2 Q3 Q4 Q1 Total Assets $1,287,279 $1,311,353 $1,354,154 $1,414,504 $1,453,946 Total Loans 804,703 831,933 847,061 883,391 901,331 Total Deposits 1,048,376 1,087,969 1,133,332 1,152,452 1,183,876 Total Interest Income 9,961 10,272 10,654 11,075 11,830 Total Interest Expense 1,311 1,321 1,420 1,365 1,593 Net Interest Income 8,650 8,951 9,234 9,710 10,237 Noninterest Income 5,665 4,537 4,568 4,969 4,335 Noninterest Expense 11,121 12,558 11,985 12,476 12,146 Efficiency Ratio (FTE) 82.6% 82.3% 83.2% 82.4% 79.7%

18 WWW.ORRSTOWN.COM Consistent Upward Trend in Key Metrics $1,287,279 $1,311,353 $1,354,154 $1,414,504 $1,453,946 $804,703 $831,933 $847,061 $883,391 $901,331 $1,048,376 $1,087,969 $1,133,332 $1,152,452 $1,183,876 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 $1,400,000 $1,500,000 Total Assets Total Loans Total Deposits Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017

19 WWW.ORRSTOWN.COM Loan Composition CRE: Owner-occupied 13% CRE: Non-owner occupied 36% Acquisition & Development 3% Commercial & Industrial 10% Municipal 6% Residential mortgage 31% Installment and other 1% CRE: Owner-occupied 13% CRE: Non-owner occupied 30% Acquisition & Development 7% Commercial & Industrial 9% Municipal 7% Residential mortgage 33% Installment and other 1% 2015 2016 Loan Composition at 12/31/2015 and 12/31/2016, respectively

20 WWW.ORRSTOWN.COM Deposit Composition 2015 2016 Noninterest-bearing 13% NOW and money market 53% Savings 8% Time - less than $100,000 17% Time - greater than $100,000 9% Noninterest-bearing 13% NOW and money market 49% Savings 8% Time - less than $100,000 18% Time - greater than $100,000 12% (30% CD Funding) (26% CD Funding) Deposit Composition at 12/31/2015 and 12/31/2016, respectively

21 WWW.ORRSTOWN.COM Diversified and Growing Revenue Streams Margin business revenue includes interest and fees on loans, interest and dividends on investment securities and short term investments; Deposits includes service charges on deposit accounts, other services charges, commissions, and fees; Wealth Management/Trust includes trust and investment management income and brokerage income; Other includes earnings on life insurance, securities gains, and other income 2014 2015 2016 Other $3,362 $3,359 $2,864 Mortgage $2,207 $2,747 $3,412 Wealth Management/Trust $6,837 $6,623 $7,024 Deposits $6,448 $6,449 $6,439 Revenue-Margin Businesses $38,183 $38,635 $41,962 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 67% MARGIN BUSINESSES REVENUE 67% MARGIN BUSINESSES REVENUE 68% MARGIN BUSINESSES REVENUE 33% FEE INCOME 33% FEE INCOME 32% FEE INCOME

22 WWW.ORRSTOWN.COM $43,349 $43,247 $43,768 $44,607 $48,140 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 Noninterest Expense Review 2012 2013 2014 2015 2016 • 2015 and 2016 expenses influenced by increased costs related to litigation and investment in growth of company (sales team and geographic expansion) • Noninterest expense, excluding increased costs related to litigation and growth*, has been relatively flat over the past five years *A non-GAAP measure. See the non-GAAP reconciliation table on page 26. $43,782 $44,951 (Dollars in 000s)

23 WWW.ORRSTOWN.COM Regulatory Capital Ratios 8.1% 13.7% 15.0% 9.5% 15.6% 16.8% 9.8% 14.6% 15.8% 9.3% 13.3% 14.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Tier 1 Leverage Tier 1 Risk Based Total Risk Based 2013 2014 2015 2016

24 WWW.ORRSTOWN.COM Looking Forward: Keys to Executing Plan and Improving Earnings • Continue to take advantage of market disruption • Use of technology to attract and retain customers • Continue to leverage balance sheet and improve earnings through loan, deposit, and fee income growth • Continue to focus on enterprise risk management • Allow our investments in people, process, technology and new markets to mature

25 WWW.ORRSTOWN.COM Why Invest in Orrstown Financial Services, Inc. • Successful turnaround by current management team • Invested and stable leadership • Already invested for the future: enterprise risk management, technology, infrastructure • New entry into attractive markets with continuing disruption • Diverse earnings stream: Commercial, Retail, Mortgage, Trust & Wealth Management • Capital available for growth, acquisitions, dividends • Strategic M&A can generate meaningful up-side • Early stage of successfully executing our strategic plan

26 WWW.ORRSTOWN.COM Non-GAAP Reconciliation ($ in 000s) 2015 2016 Noninterest Expense, as Reported $44,607 $48,140 Less: Litigation Costs Related to SEC Settlement 750 1,450 Less: Increased Costs Related to Growth of the Company • Salaries and Benefits 75 1,349 • Occupancy 0 390 Noninterest Expense Excluding Increased Costs Related to Litigation and Investment in the Growth of the Company $43,782 $44,951 Management believes this information helps investors understand the effect of increased costs related to litigation and investment in the growth of the company on reported results

27 Investor Presentation: Driving Shareholder Value June 2017 NASDAQ: ORRF 5/17f